SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2002

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2002-SC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2002-SC1

On October 25, 2002, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2002-SC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among CWA as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2002-SC1 relating to the distribution date of October 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2002


                             Payment Date: 10/25/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-SC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        121,762,000.00    1.984000%     1,659,508.07    187,892.30    1,847,400.37       0.00       0.00
                        A2         20,655,000.00    3.330000%             0.00     57,317.63       57,317.63       0.00       0.00
                        A3         40,000,000.00    4.959000%             0.00    165,300.00      165,300.00       0.00       0.00
                        A4         12,510,000.00    4.275000%             0.00     44,566.88       44,566.88       0.00       0.00
                        A5         12,898,000.00    5.445000%             0.00     58,524.68       58,524.68       0.00       0.00
                        AIO       255,000,100.00    4.724221%             0.00  1,003,897.45    1,003,897.45       0.00       0.00
Residual                AR                100.00    3.330000%           100.00          0.28          100.28       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         21,037,000.00    5.216000%             0.00     91,440.83       91,440.83       0.00       0.00
                        M2         14,663,000.00    5.799000%             0.00     70,858.95       70,858.95       0.00       0.00
                        B1         11,475,000.00    6.669000%             0.00     63,772.31       63,772.31       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        255,000,100.00     -            1,659,608.07  1,743,571.29    3,403,179.36     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        120,102,491.93              0.00
                                A2         20,655,000.00              0.00
                                A3         40,000,000.00              0.00
                                A4         12,510,000.00              0.00
                                A5         12,898,000.00              0.00
                                AIO       253,340,491.93              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         21,037,000.00              0.00
                                M2         14,663,000.00              0.00
                                B1         11,475,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        253,340,491.93     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-SC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    121,762,000.00     1.984000% 126671RZ1    13.629113      1.543111    986.370887
                           A2     20,655,000.00     3.330000% 126671SA5     0.000000      2.775000  1,000.000000
                           A3     40,000,000.00     4.959000% 126671SB3     0.000000      4.132500  1,000.000000
                           A4     12,510,000.00     4.275000% 126671SG2     0.000000      3.562500  1,000.000000
                           A5     12,898,000.00     5.445000% 126671SH0     0.000000      4.537500  1,000.000000
                           AIO   255,000,100.00     4.724221% 126671SC1     0.000000      3.936851    993.491736
Residual                   AR            100.00     3.330000% 126671SQ0   1,000.000000    2.775000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     21,037,000.00     5.216000% 126671SD9     0.000000      4.346667  1,000.000000
                           M2     14,663,000.00     5.799000% 126671SE7     0.000000      4.832500  1,000.000000
                           B1     11,475,000.00     6.669000% 126671SF4     0.000000      5.557500  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     255,000,100.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-SC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       253,340,491.93   253,340,491.93
Loan count                   6054             6054
Avg loan rate          11.234023%            11.23
Prepay amount        1,508,762.81     1,508,762.81

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       106,211.89       106,211.89
Sub servicer fees            0.00             0.00
Trustee fees             1,912.49         1,912.49


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                5,100,002.00     5,100,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           81.500007%           100.000000%            207,825,100.00
   -----------------------------------------------------------------------------
   Junior           18.499993%             0.000000%             47,175,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          89                 2,743,707.97
60 to 89 days                           4                   143,387.49
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                93                 2,887,095.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,403,179.36          3,403,179.36
Principal remittance amount            1,659,608.07          1,659,608.07
Interest remittance amount             1,743,571.29          1,743,571.29